UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 13, 2009

(Date of earliest event reported)

TELKONET, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Utah

 (State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)

(240)-912-1800
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On November 16, 2009, Telkonet, Inc. (the "Company") entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”)  in connection with a Regulation D private placement of 215 shares of the Company’s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (“Series A”), and warrants (“Warrants”) to purchase an aggregate of 1,628,800 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Series A shares were sold at a price per share of $5,000 and the Warrants have an exercise price of $0.33, which is equal to the volume-weighted average price of a share of Common Stock measured over the 30-day period immediately preceding November 12, 2009. The Company expects to complete the private placement transaction within the next several days and expects to receive $1,075,000 from the sale of these Series A shares and Warrants. Pursuant to certain executive officer reimbursement agreements (the “Executive Officer Reimbursement Agreements”) discussed below, a portion of the proceeds to be received by the Company will come from certain members of Company management in connection with the conversion of a portion of outstanding indebtedness of the Company owed to such members of management.  The Company intends to use the net proceeds from the sale of the Series A shares and the Warrants for general working capital needs and may use the proceeds in the short term to repay certain outstanding indebtedness, and to pay expenses of the offering as well as other general corporate capital purposes.

Under the terms of the private placement transaction, each Series A share is convertible into approximately 13,774 shares of Common Stock at a conversion price of $0.363 per share, which is equal to 110% of the volume-weighted average price of a share of Common Stock measured over the 30-day period immediately preceding November 12, 2009.  Except as specifically provided or as otherwise required by law, the Series A shares will vote together with the Common Stock shares on an as-if-converted basis and not as a separate class.  Each Series A share shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such shares of the Series A.

The Securities Purchase Agreement includes representations, warranties, and covenants customary for a transaction of this type.

The Series A shares and Warrants issued in the offering will be sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Rule 506 of Regulation D promulgated thereunder on the basis that the purchasers are "accredited investors" as such term is defined in Rule 501 of Regulation D.

Registration Rights Agreement

In connection with the private placement transaction, on November 16, 2009, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the purchasers listed therein whereby the Company agreed to file a registration statement covering the resale of the shares of Common Stock to be acquired by the purchasers upon conversion of their Series A shares and upon exercise of the Warrants within 5 business days following the conclusion of a rights offering to be filed with the SEC.

The Registration Rights Agreement contains customary terms and conditions for a transaction of this type.  The Company and the purchasers have also agreed to indemnify each other against certain liabilities in respect of any such resale registration. The Registration Rights Agreement grants “piggyback” registration rights to the purchaserss on all fully underwritten registered offerings of the Company.  The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration at any time in its sole discretion.

Executive Officer Reimbursement Agreements

In connection with the private placement transaction, on November 16, 2009, the Company entered into an Executive Officer Reimbursement Agreement with each of (i) Jason L. Tienor, the Company’s President and Chief Executive Officer, (ii) Richard J. Leimbach, the Company’s Chief Financial Officer, and (iii) Jeffrey J. Sobieski, the Company’s Chief Operating Officer (collectively, the “Executive Officers”), pursuant to which the Executive Officers agreed to convert a portion of outstanding indebtedness of the Company owed to such Executive Officers into Series A shares and Warrants pursuant to the Securities Purchase Agreement.  Mr. Tienor converted $20,000 of outstanding indebtedness into 4 Series A shares and Warrants to purchase 30,304 shares of Common Stock. Mr. Leimbach converted $10,000 of outstanding indebtedness into 2 Series A shares and Warrants to purchase 15,152 shares of Common Stock. Mr. Sobieski converted $20,000 of outstanding indebtedness into 4 Series A shares and Warrants to purchase 30,304 shares of Common Stock.

The Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant to Purchase Common Stock and the form of Executive Officer Reimbursement Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and incorporated herein by reference. The press release announcing the private placement transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant to Purchase Common Stock and the form of Executive Officer Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Registration Rights Agreement, the form of Warrant to Purchase Common Stock and the form of Executive Officer Reimbursement Agreement attached hereto.

Item 2.02 Results of Operations and Financial Condition.

On November 16, 2009, the Company issued a press release announcing results for the third quarter ended September 30, 2009.  A copy of the press release is attached as exhibit 99.1.

The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended.  Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2009, Dr. Tom Hall submitted his resignation as a director of the Company.

On November 16, 2009, Warren V. Musser resigned his position as Chairman of the Board of Directors and the Board elected Anthony J. Paoni as Chairman of the Board to take the position previously held by Mr. Musser.  Mr. Musser will remain as a director of the Company.

On November 16, 2009, Seth D. Blumenfeld submitted his resignation as a director of the Company effective as of the date of the closing of the private placement discussed in Item 1.01 of this Current Report on Form 8-K and Jason L. Tienor, the Company’s President and Chief Executive Officer, was elected by the Board to fill the vacancy created by the resignation of Seth D. Blumenfeld.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 16, 2009, the Company filed with the Secretary of State of the State of Utah its Articles of Amendment (the “Articles of Amendment”). The Articles of Amendment amend the Company’s Amended and Restated Articles of Incorporation, as amended, to fix the preferences, rights and limitations of the Series A.  A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit
Number	Description

3.1	Articles of Amendment of the Amended and Restated Articles of Incorporation of Telkonet, Inc. filed with the Secretary of State of the State of Utah on November 16, 2009.

10.1	Securities Purchase Agreement, dated November 16, 2009, by and among Telkonet, Inc. and the parties listed therein.

10.2	Registration Rights Agreement, dated November 16, 2009, by and among Telkonet, Inc. and the parties listed therein.

10.3	Form of Warrant to Purchase Common Stock.

10.4	Form of Executive Officer Reimbursement Agreement.

99.1	Press Release, dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: November 18, 2009
By: /s/ Richard J. Leimbach
Richard J. Leimbach
Chief Financial Officer